UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2019

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run

Newtown, PA 18940

(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive

Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ONTX	The Nasdaq Stock Market LLC
Common Stock Warrants	ONTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2019, Onconova Therapeutics, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1. To elect the seven nominees named in the Company’s proxy statement to serve for one-year terms as directors of the Company, with such terms expiring as of the Company’s 2020 Annual Meeting of Stockholders and, in each case, until a successor is elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Name	For	Withheld	Broker Non-Votes
Steven M. Fruchtman	1,507,268	900,416	2,723,865
Jerome E. Groopman	1,506,944	900,740	2,723,865
Michael B. Hoffman	1,508,890	898,794	2,723,865
James J. Marino	1,507,311	900,373	2,723,865
Viren Mehta	1,507,323	900,361	2,723,865
E. Premkumar Reddy	1,508,686	898,998	2,723,865
Jack E. Stover	1,507,297	900,387	2,723,865

2. To consider and vote upon an amendment and restatement of the Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan to increase the number of shares available under the plan and to make certain other changes. The proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
1,417,263	965,786	24,635	2,723,865

3. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019. The proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
4,135,238	995,710	601	None

4. To approve, on an advisory basis, the compensation of our named executive officers. The proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
1,436,117	949,027	22,540	2,723,865

5. To conduct a non-binding advisory vote on a resolution to approve named executive officer compensation every one, two or three years. Voting on the proposal was as follows:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
1,339,735	43,783	925,766	98,400	2,723,865

Based upon these results, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year, until the Board of Directors otherwise determines a different frequency for such votes.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2019	Onconova Therapeutics, Inc.

	By:	/s/ MARK GUERIN
Name: Mark Guerin
Title: Chief Financial Officer

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